UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number   811-22893

Fidelity Oxford Street Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	April 30, 2018

Item 1.

Schedule of Investments

Consolidated Quarterly Holdings Report
for

Fidelity® Commodity Strategy Central Fund

April 30, 2018

CRC-QTLY-0618
1.901066.108

Consolidated Schedule of Investments April 30, 2018 (Unaudited)

Showing Percentage of Net Assets

U.S. Treasury Obligations - 7.8%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 1.85% 8/30/18 (a)
(Cost $44,722,381)	45,000,000	44,717,756
	Shares	Value

Money Market Funds - 92.5%
Fidelity Cash Central Fund, 1.74% (b)
(Cost $532,679,634)	532,650,072	532,756,602
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $577,402,015)		577,474,358
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(1,713,636)
NET ASSETS - 100%		$575,760,722

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Commodity Futures Contracts
CBOT Corn Contracts (United States)	1,700	July 2018	$34,063,750	$898,378	$898,378
CBOT KC HRW Wheat Contracts (United States)	107	Sept. 2018	2,970,588	357,931	357,931
CBOT KC HRW Wheat Contracts (United States)	111	July 2018	2,983,125	199,203	199,203
CBOT Soybean Contracts (United States)	336	July 2018	17,614,800	(61,239)	(61,239)
CBOT Soybean Contracts (United States)	210	Nov. 2018	10,969,875	658,132	658,132
CBOT Soybean Meal Contracts (United States)	259	July 2018	10,199,420	135,219	135,219
CBOT Soybean Meal Contracts (United States)	267	Dec. 2018	10,271,490	1,612,174	1,612,174
CBOT Soybean Oil Contracts (United States)	368	Dec. 2018	6,944,160	(410,577)	(410,577)
CBOT Wheat Contracts (United States)	273	Sept. 2018	7,183,313	568,537	568,537
CBOT Wheat Contracts (United States)	367	July 2018	9,367,675	871,442	871,442
CBOT Wheat Contracts (United States)	170	Dec. 2018	4,651,625	20,998	20,998
CME Lean Hogs Contracts (United States)	130	August 2018	3,945,500	(257,946)	(257,946)
CME Lean Hogs Contracts (United States)	153	Oct. 2018	3,948,930	(163,341)	(163,341)
CME Live Cattle Contracts (United States)	448	August 2018	18,730,880	(97,557)	(97,557)
CME Live Cattle Contracts (United States)	163	Oct. 2018	7,005,740	(428,551)	(428,551)
COMEX Copper Contracts (United States)	327	July 2018	25,101,338	313,947	313,947
COMEX Copper Contracts (United States)	163	Dec. 2018	12,701,775	(348,864)	(348,864)
COMEX Gold 100 oz. Contracts (United States)	498	June 2018	65,531,820	(645,148)	(645,148)
COMEX Silver Contracts (United States)	232	July 2018	18,971,800	(301,127)	(301,127)
ICE Brent Crude Contracts (United Kingdom)	723	Sept. 2018	53,097,120	643,809	643,809
ICE Coffee 'C' Contracts (United States)	149	July 2018	6,861,450	149,587	149,587
ICE Cotton No. 2 Contracts (United States)	268	July 2018	11,234,560	100,804	100,804
ICE Cotton No. 2 Contracts (United States)	109	Dec. 2018	4,293,510	30,629	30,629
ICE Sugar No. 11 Contracts (United States)	18	July 2018	236,880	(1,517)	(1,517)
ICE Sugar No. 11 Contracts (United States)	516	March 2019	7,536,077	(317,279)	(317,279)
LME Aluminum Contracts (United Kingdom)	387	July 2018	21,880,013	1,877,216	1,877,216
LME Aluminum Contracts (United Kingdom)	153	Nov. 2018	8,596,688	47,300	47,300
LME Nickel Contracts (United Kingdom)	191	July 2018	15,633,159	227,414	227,414
LME Nickel Contracts (United Kingdom)	68	Nov. 2018	5,596,536	(6,348)	(6,348)
LME Zinc Contracts (United Kingdom)	196	July 2018	15,324,750	(445,124)	(445,124)
LME Zinc Contracts (United Kingdom)	69	Nov. 2018	5,386,744	(211,525)	(211,525)
NYMEX Gasoline RBOB Contracts (United States)	135	July 2018	12,022,668	793,947	793,947
NYMEX Gasoline RBOB Contracts (United States)	151	Nov. 2018	12,144,296	1,356,412	1,356,412
NYMEX Natural Gas Contracts (United States)	1,454	July 2018	40,726,540	728,978	728,978
NYMEX NY Harbor ULSD Contracts (United States)	312	July 2018	28,022,904	1,537,105	1,537,105
NYMEX WTI Crude Oil Contracts (United States)	335	Sept. 2018	22,605,800	2,238,954	2,238,954
NYMEX WTI Crude Oil Contracts (United States)	430	July 2018	29,373,300	1,906,131	1,906,131
TOTAL FUTURES CONTRACTS					$13,578,104

The notional amount of futures purchased as a percentage of Net Assets is 99.6%

Legend

 (a) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $28,740,598.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,290,417
Total	$6,290,417

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Consolidated Subsidiary

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period
Geode Commodity Return Central Cayman Ltd.	$105,062,037	$--	$50,000,048	$--	$24,092,657	$30,016,906	$109,171,552

The Fund invests in certain commodity-related investments through Geode Commodity Return Central Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of April 30, 2018, the Fund held an investment of $109,171,552 in the Subsidiary, representing 19.0% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. Additional information on valuation inputs, and their aggregation into the levels used below, is provided later in this section.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$44,717,756	$--	$44,717,756	$--
Money Market Funds	532,756,602	532,756,602	--	--
Total Investments in Securities:	$577,474,358	$532,756,602	$44,717,756	$--
Derivative Instruments:
Assets
Futures Contracts	$17,274,247	$17,274,247	$--	$--
Total Assets	$17,274,247	$17,274,247	$--	$--
Liabilities
Futures Contracts	$(3,696,143)	$(3,696,143)	$--	$--
Total Liabilities	$(3,696,143)	$(3,696,143)	$--	$--
Total Derivative Instruments:	$13,578,104	$13,578,104	$--	$--

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund primarily used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures may be mitigated by the protection provided by the exchange's clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the commodities market. Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts." The notional amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.

Item 2.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Oxford Street Trust II’s (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Trust’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 3.

Exhibits

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Oxford Street Trust II

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	June 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	June 28, 2018

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	June 28, 2018